UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 2, 2021

Translate Bio, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38550	61-1807780
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

29 Hartwell Avenue

Lexington, Massachusetts 02421

(Address of principal executive offices) (Zip Code)

(617) 945-7361

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 per share	TBIO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On August 2, 2021, Translate Bio, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Sanofi, a French société anonyme (“Sanofi”), and Vector Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Sanofi (“Purchaser”).

Pursuant to the Merger Agreement, on the terms and subject to the conditions thereof, Purchaser will commence a cash tender offer (the “Offer”) to acquire all of the outstanding shares of common stock of the Company, $0.001 par value per share (the “Shares”), at a purchase price of $38.00 per Share in cash (the “Offer Price”), without interest and subject to any withholding of taxes required by applicable legal requirements.

The obligation of Purchaser to purchase Shares tendered in the Offer is subject to the conditions set forth in the Merger Agreement, including (1) that the number of Shares validly tendered in accordance with the terms of the Offer and not validly withdrawn, considered together with all other Shares otherwise beneficially owned by Sanofi or any of its wholly owned subsidiaries (including Purchaser) (but excluding Shares tendered pursuant to guaranteed delivery procedures that have not yet been received, as defined by Section 251(h)(6) of the Delaware General Corporation Law (the “DGCL”)), would represent one more than 50% of the total number of Shares outstanding at the time of the expiration of the Offer, (2) the absence of any injunction or other order issued by a court of competent jurisdiction or law prohibiting consummation of the Offer or the Merger, (3) the expiration or early termination of the applicable waiting period (or any extension thereof) under the HSR Act, (4) the accuracy of the Company’s representations and warranties, subject to certain materiality standards set forth in the Merger Agreement and (5) compliance by the Company in all material respects with its obligations under the Merger Agreement and (6) the absence of a Material Adverse Effect (as defined in the Merger Agreement).

Following the completion of the Offer and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Purchaser will merge with and into the Company, with the Company continuing as the surviving corporation and as an indirect wholly owned subsidiary of Sanofi (the “Merger”). The Company, Sanofi and Purchaser will effect the Merger after consummation of the Offer pursuant to Section 251(h) of the DGCL. At the effective time of the Merger (the “Effective Time”), the Shares then outstanding (other than Shares (1) held by the Company (or in the Company’s treasury), Sanofi or any direct or indirect wholly owned subsidiary of Sanofi (other than Purchaser), or by stockholders of the Company who have properly exercised and perfected their statutory rights of appraisal under Delaware law, or (2) irrevocably accepted for purchase in the Offer) will each be converted into the right to receive an amount in cash equal to the Offer Price (the “Merger Consideration”), without interest and subject to any withholding of taxes required by applicable legal requirements.

Each of the Company’s stock options (the “Company Options”) that is outstanding as of immediately prior to the Effective Time will accelerate and become fully vested and exercisable effective immediately prior to, and contingent upon, the Effective Time. As of the Effective Time, (1) each Company Option that is then outstanding and unexercised will be cancelled and converted into the right to receive cash in an amount equal to the total number of Shares subject to the Company Option immediately prior to the Effective Time multiplied by the excess (if any) of the Merger Consideration over the exercise price payable per Share under such Company Option, and (2) each restricted stock unit award granted pursuant to any of the Company equity plans or otherwise (“Company RSUs”) that is then outstanding will be cancelled and converted into the right to receive cash in an amount equal to the number of Shares issuable in settlement of the Company RSU immediately prior to the Effective Time multiplied by the Merger Consideration for each Share issuable in settlement of such Company RSU immediately prior to the Effective Time.

Representations, Warranties and Covenants

The Merger Agreement includes representations, warranties and covenants of the parties customary for a transaction of this nature. From the date of the Merger Agreement until the earlier of the Effective Time and the termination of the Merger Agreement, the Company has agreed, subject to certain exceptions, to conduct its business in all material respects in the ordinary course and has agreed to certain other operating covenants, as set forth in the Merger Agreement. The Company has also agreed not to directly or indirectly solicit or encourage discussions or negotiations with any third party regarding alternative acquisition proposals. Notwithstanding these restrictions, the Company may under certain circumstances furnish, pursuant to an acceptable confidentiality agreement, information to and engage in or otherwise participate in discussions or negotiations with third parties with respect to a written alternative acquisition proposal if the board of directors of the Company has determined in good faith, after consultation with its financial advisors and outside legal counsel that such alternative acquisition proposal constitutes or could reasonably be expected to lead to a “Superior Offer” (as defined in the Merger Agreement) and that the failure to take any such action would reasonably be expected to be inconsistent with its fiduciary duties under applicable law.

Termination

The Merger Agreement includes a remedy of specific performance for the Company, Sanofi and Purchaser. The Merger Agreement also includes customary termination provisions for both the Company and Sanofi and provides that, in connection with the termination of the Merger Agreement under specified circumstances, including termination by the Company in order to accept and enter into a definitive agreement with respect to a Superior Offer, the Company will be required to pay a termination fee of an amount in cash equal to $96,000,000 (the “Termination Fee”). Any such termination of the Merger Agreement by the Company is subject to certain conditions, including the Company’s compliance with certain process and notice requirements.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to this current report and incorporated herein by reference. The Merger Agreement and the foregoing description of such agreement have been included to provide investors and stockholders with information regarding the terms of such agreements. The assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure schedules delivered by the Company to Sanofi in connection with the signing of the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the parties to the Merger Agreement. Accordingly, the representations and warranties in the Merger Agreement should not be relied on by any persons as characterizations of the actual state of facts and circumstances of the Company at the time they were made and investors should consider the information in the Merger Agreement in conjunction with the entirety of the factual disclosure about the Company in the Company’s public reports filed with the SEC. Information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 8.01 Other Events.

In connection with the execution of the Merger Agreement, Sanofi entered into tender and support agreements (the “Support Agreements”) with (1) an affiliate of The Baupost Group, L.L.C. and (2) Ronald C. Renaud, Jr., the Company’s Chief Executive Officer, under which such stockholders agreed, among other things, and subject to the terms thereof, to tender all of their shares of Company Common Stock into the Offer. As of the date of the Merger Agreement, the shares of Company Common Stock subject to the Support Agreements comprised approximately 25% of the outstanding Company Common Stock. The Support Agreements will terminate upon certain circumstances, including upon valid termination of the Merger Agreement.

The foregoing description of the Support Agreements do not purport to be complete and is qualified in its entirety by reference to the Support Agreements, copies of which are filed as Exhibit 99.1 and 99.2 to this Current Report and incorporated herein by reference.

On August 3, 2021, the Company and Sanofi issued a joint press release announcing the execution of the Merger Agreement as described above. A copy of the press release is attached as Exhibit 99.3 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of August 2, 2021, by and among Sanofi, Vector Merger Sub, Inc. and Translate Bio, Inc.*

99.1	Tender and Support Agreement by and between Sanofi and Baupost Group Securities, L.L.C., dated as of August 2, 2021*

99.2	Tender and Support Agreement by and between Sanofi and Ronald C. Renaud, Jr., dated as of August 2, 2021*

99.3	Joint Press Release of Sanofi and Translate Bio, Inc., dated August 3, 2021

104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

*	Schedules omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

Forward-Looking Statements

This current report contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are statements that are not historical facts and may include projections and estimates and their underlying assumptions, statements regarding plans, objectives, intentions and expectations with respect to future financial results, events, operations, services, product development and potential, and statements regarding future performance. Forward-looking statements are generally identified by the words “expects”, “anticipates”, “believes”, “intends”, “estimates”, “plans”, “will be” and similar expressions. Although Sanofi’s and the Company’s management each believes that the expectations reflected in such forward-looking statements are reasonable, investors are cautioned that forward-looking information and statements are subject to various risks and uncertainties, many of which are difficult to predict and generally beyond the control of Sanofi and the Company, that could cause actual results and developments to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include among other things, risks related to Sanofi’s and the Company’s ability to complete the acquisition on the proposed terms or on the proposed timeline, including the receipt of required regulatory approvals, the possibility that competing offers will be made, other risks associated with executing business combination transactions, such as the risk that the businesses will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the acquisition will not be realized, risks related to future opportunities and plans for the combined company, including uncertainty of the expected financial performance and results of the combined company following completion of the proposed acquisition, disruption from the proposed acquisition making it more difficult to conduct business as usual or to maintain relationships with customers, employees, manufacturers, suppliers or patient groups, and the possibility that, if the combined company does not achieve the perceived benefits of the proposed acquisition as rapidly or to the extent anticipated by financial analysts or investors, the market price of Sanofi’s shares could decline, as well as other risks related Sanofi’s and the Company’s respective businesses, including the ability to grow sales and revenues from existing products and to develop, commercialize or market new products, competition, the uncertainties inherent in research and development, including future clinical data and analysis, regulatory obligations and oversight by regulatory authorities, such as the FDA or the EMA, including decisions of such authorities regarding whether and when to approve any drug, device or biological application that may be filed for any product candidates as well as decisions regarding labelling and other matters that could affect the availability or commercial potential of any product candidates, the absence of a guarantee that any product candidates, if approved, will be commercially successful, the future approval and commercial success of therapeutic alternatives, Sanofi’s ability to benefit from external growth opportunities and to complete related transactions and/or obtain regulatory clearances, risks associated with Sanofi’s and the Company’s intellectual property and any related pending or future litigation and the ultimate outcome of such litigation, trends in exchange rates and prevailing interest rates, volatile economic and market conditions, cost containment initiatives and subsequent changes thereto, and the impact that COVID-19 will have on Sanofi and the Company and their respective customers, suppliers, vendors, and other business partners, and the financial condition of any one of them, as well as on Sanofi’s and the Company’s employees and on the global economy as a whole. Any material effect of COVID-19 on any of the foregoing could also adversely impact Sanofi and the Company. This situation is changing rapidly and additional impacts may arise of which Sanofi and the Company are not currently aware and may exacerbate other previously identified risks. While the list of factors presented here is representative, no list should be considered a statement of all potential risks, uncertainties or assumptions that could have a material adverse effect on companies’ consolidated financial condition or results of operations. The foregoing factors should be read in conjunction with the risks and cautionary statements discussed or identified in the public filings with the U.S. Securities and Exchange Commission (the “SEC”) made by Sanofi and the Company and the public filings with the Autorité des marchés financiers made by Sanofi, including those listed under “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in Sanofi’s annual report on Form 20-F for the year ended December 31, 2020, and the Company’s annual report on Form 10-K for the year ended December 31, 2020, quarterly reports on Form 10-Q and current reports on Form 8-K filed with the SEC. The forward-looking statements speak only as of the date hereof and, other than as required by applicable law, Sanofi and the Company do not undertake any obligation to update or revise any forward-looking information or statements.

About the Offer

The tender offer for the outstanding shares of Company common stock referenced in this current report has not yet commenced. This current report is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell securities, nor is it a substitute for the tender offer materials that Sanofi and its acquisition subsidiary will file with the SEC, upon the commencement of the tender offer. At the time the tender offer is commenced, Sanofi and its acquisition subsidiary will file a tender offer statement on Schedule TO and thereafter the Company will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer.

THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 WILL CONTAIN IMPORTANT INFORMATION. THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE (AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME) BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF THE COMPANY’S SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SECURITIES.

The Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, will be made available to all holders of the Company’s stock at no expense to them. The tender offer materials and the Solicitation/Recommendation Statement will be made available for free at the SEC’s website at www.sec.gov. Additional copies may be obtained for free by contacting Sanofi or the Company. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s internet website at www.translate.bio or by contacting the Company’s Investor Relations Department at tdahlman@translate.bio. Copies of the documents filed with the SEC by Sanofi will be available free of charge on Sanofi’s internet website at https://en.sanofi.com/investors or by contacting Sanofi’s Investor Relations Department at ir@sanofi.com.

Additional Information

In addition to the Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, Sanofi files annual and special reports and other information with the SEC and the Company files annual, quarterly and special reports and other information with the SEC. You may read and copy any reports or other information filed by Sanofi and the Company at the SEC public reference room at 100 F. Street, N.E., Washington D.C. 20549. Please call the Commission at 1-800-SEC-0330 for further information on the public reference room. Sanofi’s and the Company’s filings with the SEC are also available to the public from commercial document-retrieval services and at the website maintained by the SEC at www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSLATE BIO, INC.

Date: August 3, 2021
	By:	/s/ Paul Burgess
Name: Paul Burgess
Title: Chief Operating Officer, Chief Legal Officer and Secretary